Enact Holdings, Inc. Financial Supplement Fourth Quarter 2023 GAAP/Non-GAAP Disclosure Discussion This document includes the non-GAAP financial measures entitled “adjusted operating income (loss),” “adjusted operating income (loss) per share," and “adjusted operating return on equity." Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates performance and allocates resources on the basis of adjusted operating income (loss). Enact Holdings, Inc. (the "Company") defines adjusted operating income (loss) as net income (loss) excluding the after-tax effects of net investment gains (losses), restructuring costs and infrequent or unusual non-operating items. The Company excludes net investment gains (losses) and infrequent or unusual non-operating items because the Company does not consider them to be related to the operating performance of the Company. The recognition of realized investment gains or losses can vary significantly across periods as the activity is highly discretionary based on the timing of individual securities sales due to such factors as market opportunities or exposure management. Trends in the profitability of our fundamental operating activities can be more clearly identified without the fluctuations of these realized gains and losses. We do not view them to be indicative of our fundamental operating activities. Therefore, these items are excluded from our calculation of adjusted operating income. In addition, adjusted operating income (loss) per share is derived from adjusted operating income (loss) divided by shares outstanding. Adjusted operating return on equity is calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. While some of these items may be significant components of net income (loss) in accordance with U.S. GAAP, the Company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis and adjusted operating return on equity, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Company’s common stockholders or net income (loss) available to Company’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the Company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies. Adjustments to reconcile net income (loss) available to Company’s common stockholders to adjusted operating income (loss) assume a 21% tax rate. Page 2

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2023

Consolidated Statements of Income
(amounts in thousands, except per share amounts)

	2023					2022				
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:										
Premiums	$240,101	$243,346	$238,520	$235,108	$957,075	$232,737	$235,060	$237,386	$234,279	$939,462
Net investment income	56,161	54,952	50,915	45,341	207,369	44,896	39,493	35,776	35,146	155,311
Net investment gains (losses)	(876)	(23)	(13,001)	(122)	(14,022)	(1,274)	(42)	(381)	(339)	(2,036)
Other income	804	760	1,088	612	3,264	483	564	760	502	2,309
Total revenues	**296,190**	**299,035**	**277,522**	**280,939**	**1,153,686**	**276,842**	**275,075**	**273,541**	**269,588**	**1,095,046**
LOSSES AND EXPENSES:										
Losses incurred	24,372	17,847	(4,070)	(10,984)	27,165	18,097	(40,309)	(61,563)	(10,446)	(94,221)
Acquisition and operating expenses, net of deferrals	56,560	52,339	51,887	51,705	212,491	59,955	54,523	58,201	54,262	226,941
Amortization of deferred acquisition costs and intangibles	2,566	2,803	2,645	2,640	10,654	2,747	3,338	3,230	3,090	12,405
Interest expense	12,948	12,941	12,913	13,065	51,867	13,258	12,879	12,786	12,776	51,699
Total losses and expenses	**96,446**	**85,930**	**63,375**	**56,426**	**302,177**	**94,057**	**30,431**	**12,654**	**59,682**	**196,824**
INCOME BEFORE INCOME TAXES	199,744	213,105	214,147	224,513	851,509	182,785	244,644	260,887	209,906	898,222
Provision for income taxes	42,436	48,910	46,127	48,525	185,998	38,979	53,658	56,152	45,276	194,065
NET INCOME	**$157,308**	**$164,195**	**$168,020**	**$175,988**	**$665,511**	**$143,806**	**$190,986**	**$204,735**	**$164,630**	**$704,157**
Net investment (gains) losses	$876	$23	$13,001	$122	$14,022	$1,274	$42	$381	$339	$2,036
Costs associated with reorganization	408	3	41	(583)	(131)	3,291	(156)	104	222	3,461
Taxes on adjustments	(270)	(5)	(2,739)	97	(2,917)	(959)	24	(102)	(118)	(1,155)
Adjusted Operating Income	**$158,322**	**$164,216**	**$178,323**	**$175,624**	**$676,485**	**$147,412**	**$190,896**	**$205,118**	**$165,073**	**$708,499**
Loss ratio [(1)]	10 %	7 %	(2)%	(5)%	3 %	8 %	(17)%	(26)%	(4)%	(10)%
Expense ratio [(2)]	25 %	23 %	23 %	23 %	23 %	27 %	25 %	26 %	24 %	25 %
Earnings per share data:										
Net income per share										
Basic	$0.99	$1.03	$1.04	$1.08	$4.14	$0.88	$1.17	$1.26	$1.01	$4.32
Diluted	$0.98	$1.02	$1.04	$1.08	$4.11	$0.88	$1.17	$1.25	$1.01	$4.31
Adjusted operating income per share										
Basic	$0.99	$1.03	$1.11	$1.08	$4.21	$0.91	$1.17	$1.26	$1.01	$4.35
Diluted	$0.98	$1.02	$1.10	$1.08	$4.18	$0.90	$1.17	$1.26	$1.01	$4.34
Weighted-average common shares outstanding										
Basic	159,655	160,066	161,318	162,442	160,870	162,824	162,843	162,842	162,841	162,838
Diluted	160,895	161,146	162,171	163,179	161,847	163,520	163,376	163,225	163,054	163,294

[(1)] The ratio of losses incurred to net earned premiums.

[(2)] The ratio of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs and intangibles to net earned premiums. Expenses associated with strategic transaction preparations and restructuring costs increased the expense ratio by zero percentage points for the three months ended December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, one percentage point for the three months ended December 31, 2022, and zero percentage points for the three months ended September 30, 2022, June 30, 2022, and March 31, 2022.

Page 3

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2023

Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Assets								
Investments:								
Fixed maturity securities available-for-sale, at fair value	$5,266,141	$4,990,692	$4,915,039	$4,929,627	$4,884,760	$4,877,902	$4,909,362	$5,093,084
Short term investments	20,219	18,173	10,849	2,185	3,047	2,434	0	0
Total investments	**5,286,360**	**5,008,865**	**4,925,888**	**4,931,812**	**4,887,807**	**4,880,336**	**4,909,362**	**5,093,084**
Cash and cash equivalents	615,683	677,990	691,416	621,621	513,775	535,775	583,947	440,160
Accrued investment income	41,559	42,051	37,726	35,945	35,844	35,896	33,103	32,565
Deferred acquisition costs	25,006	25,572	25,843	25,954	26,121	26,310	26,689	27,000
Premiums receivable	45,070	44,310	43,525	42,005	41,738	40,331	41,036	40,381
Other assets	88,306	82,196	80,363	77,026	76,391	69,040	67,601	103,157
Deferred tax asset	88,489	119,704	119,099	107,868	127,473	135,152	98,695	56,060
Total assets	**$6,190,473**	**$6,000,688**	**$5,923,860**	**$5,842,231**	**$5,709,149**	**$5,722,840**	**$5,760,433**	**$5,792,407**
Liabilities and Shareholder's Interest								
Liabilities:								
Loss reserves	$518,191	$501,093	$490,203	$501,427	$519,008	$510,237	$558,894	$625,279
Unearned premiums	149,330	161,580	174,561	188,680	202,717	212,987	224,781	236,410
Other liabilities	145,189	136,057	139,100	112,043	143,686	140,413	154,656	141,125
Long-term borrowings	745,416	744,752	744,100	743,460	742,830	742,211	741,602	741,004
Total liabilities	**1,558,126**	**1,543,482**	**1,547,964**	**1,545,610**	**1,608,241**	**1,605,848**	**1,679,933**	**1,743,818**
Equity:								
Common stock	1,593	1,600	1,602	1,619	1,628	1,628	1,628	1,628
Additional paid-in capital	2,310,891	2,322,622	2,324,527	2,362,281	2,382,068	2,379,576	2,377,042	2,374,568
Accumulated other comprehensive income	(230,400)	(400,349)	(345,243)	(320,242)	(382,744)	(427,085)	(293,027)	(140,690)
Retained earnings	2,550,263	2,533,333	2,395,010	2,252,963	2,099,956	2,162,873	1,994,857	1,813,083
Total equity	**$4,632,347**	**$4,457,206**	**$4,375,896**	**$4,296,621**	**$4,100,908**	**$4,116,992**	**$4,080,500**	**$4,048,589**
Total liabilities and equity	**$6,190,473**	**$6,000,688**	**$5,923,860**	**$5,842,231**	**$5,709,149**	**$5,722,840**	**$5,760,433**	**$5,792,407**
Book value per share	$29.07	$27.86	$27.31	$26.53	$25.19	$25.28	$25.06	$24.86
Book value per share excluding accumulated other comprehensive income	$30.52	$30.36	$29.46	$28.51	$27.54	$27.90	$26.86	$25.73
U.S. GAAP ROE [1]	**13.8 %**	**14.9 %**	**15.5 %**	**16.8 %**	**14.0 %**	**18.6 %**	**20.1 %**	**16.2 %**
Net investment (gains) losses	0.1 %	0.0 %	1.2 %	0.0 %	0.1 %	0.0 %	0.0 %	0.0 %
Costs associated with reorganization	0.0 %	0.0 %	0.0 %	(0.1)%	0.3 %	0.0 %	0.0 %	0.0 %
Taxes on adjustments	0.0 %	0.0 %	(0.3)%	0.0 %	(0.1)%	0.0 %	0.0 %	0.0 %
Adjusted Operating ROE[2]	**13.9 %**	**14.9 %**	**16.4 %**	**16.7 %**	**14.4 %**	**18.6 %**	**20.2 %**	**16.2 %**
Debt to capital ratio	**14 %**	**14 %**	**15 %**	**15 %**	**15 %**	**15 %**	**15 %**	**15 %**

[1] Calculated as annualized net income for the period indicated divided by the average of current period and prior periods' ending total stockholders' equity.
[2] Calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods' ending total stockholders' equity.

Page 4

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2023

Direct New Insurance Written Metrics
(amounts in millions)

	2023									
	4Q		3Q		2Q		1Q		Total	
Total Direct	NIW	% of NIW	NIW	% of NIW	NIW	% of NIW	NIW	% of NIW	NIW	% of NIW
Product										
Primary	$10,453	100 %	$14,391	100 %	$15,083	100 %	$13,154	100 %	$53,081	100 %
Pool	0	- %	0	- %	0	- %	0	- %	0	- %
Total	**$10,453**	**100 %**	**$14,391**	**100 %**	**$15,083**	**100 %**	**$13,154**	**100 %**	**$53,081**	**100 %**
Primary Only										
Origination										
Purchase	$10,169	97 %	$14,073	98 %	$14,720	98 %	$12,761	97 %	$51,723	97 %
Refinance	284	3 %	318	2 %	363	2 %	393	3 %	1,358	3 %
Total Primary	**$10,453**	**100 %**	**$14,391**	**100 %**	**$15,083**	**100 %**	**$13,154**	**100 %**	**$53,081**	**100 %**
Payment Type										
Monthly	$10,187	98 %	$14,099	98 %	$14,774	98 %	$12,809	97 %	$51,869	98 %
Single	246	2 %	269	2 %	281	2 %	318	3 %	1,114	2 %
Other[1]	20	- %	23	- %	28	- %	27	- %	98	- %
Total Primary	**$10,453**	**100 %**	**$14,391**	**100 %**	**$15,083**	**100 %**	**$13,154**	**100 %**	**$53,081**	**100 %**
FICO Scores										
Over 760	$5,086	49 %	$6,679	46 %	$6,911	46 %	$6,004	46 %	$24,680	46 %
740 - 759	1,680	16 %	2,438	17 %	2,608	17 %	2,268	17 %	8,994	17 %
720 - 739	1,378	13 %	1,928	13 %	2,097	14 %	1,817	14 %	7,220	14 %
700 - 719	997	10 %	1,422	10 %	1,499	10 %	1,296	10 %	5,214	10 %
680 - 699	664	6 %	974	7 %	1,060	7 %	954	7 %	3,652	7 %
660 - 679[2]	409	4 %	592	4 %	568	4 %	517	4 %	2,086	4 %
640 - 659	181	2 %	282	2 %	260	2 %	229	2 %	952	2 %
620 - 639	53	- %	74	1 %	76	- %	65	- %	268	- %
<620	5	- %	2	- %	4	- %	4	- %	15	- %
Total Primary	**$10,453**	**100 %**	**$14,391**	**100 %**	**$15,083**	**100 %**	**$13,154**	**100 %**	**$53,081**	**100 %**
Weighted Avg FICO	751		749		749		748		749	
Loan-To-Value Ratio										
95.01% and above	$1,820	18 %	$2,677	18 %	$2,692	18 %	$2,106	16 %	$9,295	18 %
90.01% to 95.00%	3,759	36 %	5,431	38 %	5,743	38 %	4,928	38 %	19,861	37 %
85.01% to 90.00%	3,489	33 %	4,568	32 %	4,753	31 %	4,390	33 %	17,200	32 %
85.00% and below	1,385	13 %	1,715	12 %	1,895	13 %	1,730	13 %	6,725	13 %
Total Primary	**$10,453**	**100 %**	**$14,391**	**100 %**	**$15,083**	**100 %**	**$13,154**	**100 %**	**$53,081**	**100 %**
Weighted Avg LTV	92 %		93 %		93 %		92 %		93 %	
Debt-To-Income Ratio										
45.01% and above	$3,158	30 %	$4,437	31 %	$4,467	30 %	$3,538	27 %	$15,600	29 %
38.01% to 45.00%	3,816	37 %	4,936	34 %	5,214	34 %	4,940	38 %	18,906	36 %
38.00% and below	3,479	33 %	5,018	35 %	5,402	36 %	4,676	35 %	18,575	35 %
Total Primary	**$10,453**	**100 %**	**$14,391**	**100 %**	**$15,083**	**100 %**	**$13,154**	**100 %**	**$53,081**	**100 %**
Weighted Avg DTI	40 %		40 %		40 %		40 %		40 %	
Avg loan size (thousands)	$353		$357		$357		$356		$356	

	2022									
	4Q		3Q		2Q		1Q		Total	
Total Direct	NIW	% of NIW	NIW	% of NIW	NIW	% of NIW	NIW	% of NIW	NIW	% of NIW
Product										
Primary	$15,145	100 %	$15,069	100 %	$17,448	100 %	$18,823	100 %	$66,485	100 %
Pool	0	- %	0	- %	0	- %	0	- %	0	- %
Total	**$15,145**	**100 %**	**$15,069**	**100 %**	**$17,448**	**100 %**	**$18,823**	**100 %**	**$66,485**	**100 %**
Primary Only										
Origination										
Purchase	$14,744	97 %	$14,634	97 %	$16,802	96 %	$17,326	92 %	$63,506	96 %
Refinance	401	3 %	435	3 %	646	4 %	1,497	8 %	2,979	4 %
Total Primary	**$15,145**	**100 %**	**$15,069**	**100 %**	**$17,448**	**100 %**	**$18,823**	**100 %**	**$66,485**	**100 %**
Payment Type										
Monthly	$13,745	91 %	$14,138	94 %	$16,169	93 %	$17,071	91 %	$61,123	92 %
Single	1,368	9 %	890	6 %	1,218	7 %	1,690	9 %	5,166	8 %
Other[1]	32	- %	41	- %	61	- %	62	- %	196	- %
Total Primary	**$15,145**	**100 %**	**$15,069**	**100 %**	**$17,448**	**100 %**	**$18,823**	**100 %**	**$66,485**	**100 %**
FICO Scores										
Over 760	$6,951	46 %	$6,948	46 %	$7,981	45 %	$8,359	45 %	$30,239	45 %
740 - 759	2,709	18 %	2,554	17 %	2,916	17 %	3,085	16 %	11,264	17 %
720 - 739	2,226	15 %	2,106	14 %	2,530	15 %	2,515	13 %	9,377	14 %
700 - 719	1,489	10 %	1,531	10 %	1,917	11 %	1,952	10 %	6,889	10 %
680 - 699	1,035	7 %	1,085	7 %	1,099	6 %	1,316	7 %	4,535	7 %
660 - 679[2]	478	3 %	527	3 %	598	3 %	931	5 %	2,534	4 %
640 - 659	189	1 %	234	2 %	297	2 %	486	3 %	1,206	2 %
620 - 639	66	- %	79	1 %	106	1 %	173	1 %	424	1 %
<620	2	- %	5	- %	4	- %	6	- %	17	- %
Total Primary	**$15,145**	**100 %**	**$15,069**	**100 %**	**$17,448**	**100 %**	**$18,823**	**100 %**	**$66,485**	**100 %**
Weighted Avg FICO	750		749		748		746		748	
Loan-To-Value Ratio										
95.01% and above	$2,423	16 %	$1,741	11 %	$2,177	12 %	$3,146	17 %	$9,487	14 %
90.01% to 95.00%	5,684	37 %	6,184	41 %	7,458	43 %	6,682	35 %	26,008	39 %
85.01% to 90.00%	4,971	33 %	5,094	34 %	5,207	30 %	5,620	30 %	20,892	32 %
85.00% and below	2,067	14 %	2,050	14 %	2,606	15 %	3,375	18 %	10,098	15 %
Total Primary	**$15,145**	**100 %**	**$15,069**	**100 %**	**$17,448**	**100 %**	**$18,823**	**100 %**	**$66,485**	**100 %**
Weighted Avg LTV	92 %		92 %		92 %		92 %		92 %	
Debt-To-Income Ratio										
45.01% and above	$4,294	28 %	$3,728	25 %	$4,067	23 %	$4,452	24 %	$16,541	25 %
38.01% to 45.00%	5,518	37 %	5,681	38 %	6,436	37 %	6,361	34 %	23,996	36 %
38.00% and below	5,333	35 %	5,660	37 %	6,945	40 %	8,010	42 %	25,948	39 %
Total Primary	**$15,145**	**100 %**	**$15,069**	**100 %**	**$17,448**	**100 %**	**$18,823**	**100 %**	**$66,485**	**100 %**
Weighted Avg DTI	40 %		39 %		39 %		38 %		39 %	
Avg loan size (thousands)	$358		$350		$345		$334		$346	

[1]Includes loans with annual and split payment types.

[2]Loans with unknown FICO scores are included in the 660-679 category.

Page 5

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2023

Direct Insurance In-Force (IIF) Metrics

Excludes run-off business, which is immaterial to our results
(amounts in millions)

	2023							
	4Q		3Q		2Q		1Q	
Total Direct	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF
Product								
Primary	$262,937	100 %	$262,014	100 %	$257,816	100 %	$252,516	100 %
Pool	436	- %	451	- %	469	- %	486	- %
Total	**$263,373**	**100 %**	**$262,465**	**100 %**	**$258,285**	**100 %**	**$253,002**	**100 %**
Primary Only								
Origination								
Purchase	$231,526	88 %	$228,431	87 %	$221,942	86 %	$214,339	85 %
Refinance	31,411	12 %	33,583	13 %	35,874	14 %	38,177	15 %
Total Primary	**$262,937**	**100 %**	**$262,014**	**100 %**	**$257,816**	**100 %**	**$252,516**	**100 %**
Payment Type								
Monthly	$233,651	89 %	$232,150	88 %	$227,312	88 %	$221,482	88 %
Single	27,353	10 %	27,853	11 %	28,439	11 %	28,918	11 %
Other[1]	1,933	1 %	2,011	1 %	2,065	1 %	2,116	1 %
Total Primary	**$262,937**	**100 %**	**$262,014**	**100 %**	**$257,816**	**100 %**	**$252,516**	**100 %**
Book Year								
2008 and prior	$5,621	2 %	$5,859	2 %	$6,135	2 %	$6,377	3 %
2009-2015	3,383	1 %	3,819	1 %	4,296	2 %	4,659	2 %
2016	4,659	2 %	4,948	2 %	5,289	2 %	5,744	2 %
2017	5,321	2 %	5,582	2 %	5,878	2 %	6,201	2 %
2018	5,750	2 %	5,993	2 %	6,270	2 %	6,570	3 %
2019	13,773	5 %	14,372	6 %	15,026	6 %	15,691	6 %
2020	44,486	17 %	46,881	18 %	49,522	19 %	52,389	21 %
2021	70,045	27 %	73,141	28 %	76,381	30 %	79,377	31 %
2022	59,267	23 %	60,258	23 %	61,390	24 %	62,481	25 %
2023	50,632	19 %	41,161	16 %	27,629	11 %	13,027	5 %
Total Primary	**$262,937**	**100 %**	**$262,014**	**100 %**	**$257,816**	**100 %**	**$252,516**	**100 %**

	2022							
	4Q		3Q		2Q		1Q	
Total Direct	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF
Product								
Primary	$248,262	100 %	$241,813	100 %	$237,563	100 %	$231,853	100 %
Pool	505	- %	531	- %	564	- %	600	- %
Total	**$248,767**	**100 %**	**$242,344**	**100 %**	**$238,127**	**100 %**	**$232,453**	**100 %**
Primary Only								
Origination								
Purchase	$207,827	84 %	$199,322	82 %	$192,499	81 %	$184,080	79 %
Refinance	40,435	16 %	42,491	18 %	45,064	19 %	47,773	21 %
Total Primary	**$248,262**	**100 %**	**$241,813**	**100 %**	**$237,563**	**100 %**	**$231,853**	**100 %**
Payment Type								
Monthly	$216,831	87 %	$211,062	87 %	$206,361	87 %	$200,304	86 %
Single	29,275	12 %	28,550	12 %	28,945	12 %	29,198	13 %
Other[1]	2,156	1 %	2,201	1 %	2,257	1 %	2,351	1 %
Total Primary	**$248,262**	**100 %**	**$241,813**	**100 %**	**$237,563**	**100 %**	**$231,853**	**100 %**
Book Year								
2008 and prior	$6,596	3 %	$6,849	3 %	$7,246	3 %	$7,723	3 %
2009-2015	5,025	2 %	5,426	2 %	6,103	2 %	6,906	3 %
2016	6,296	2 %	6,772	3 %	7,377	3 %	8,076	4 %
2017	6,495	3 %	6,818	3 %	7,328	3 %	8,023	4 %
2018	6,839	3 %	7,133	3 %	7,613	3 %	8,306	4 %
2019	16,352	7 %	17,070	7 %	18,141	8 %	19,609	8 %
2020	55,358	22 %	58,497	24 %	62,154	26 %	65,807	28 %
2021	81,724	33 %	83,740	35 %	86,175	37 %	88,757	38 %
2022	63,577	25 %	49,508	20 %	35,426	15 %	18,646	8 %
2023	0	- %	0	- %	0	- %	0	- %
Total Primary	**$248,262**	**100 %**	**$241,813**	**100 %**	**$237,563**	**100 %**	**$231,853**	**100 %**

[1] Includes loans with annual and split payment types.

Page 6

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2023 IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF FICO Scores Over 760 $110,635 42% $109,701 42% $107,427 42% $104,635 42% $102,467 41% $99,177 41% $96,625 40% $93,222 40% 740 - 759 43,053 17% 42,899 16% 42,074 16% 40,983 16% 40,097 16% 38,731 16% 37,853 16% 36,821 16% 720 - 739 37,020 14% 36,889 14% 36,324 14% 35,554 14% 34,916 14% 33,874 14% 33,263 14% 32,363 14% 700 - 719 29,766 11% 29,818 12% 29,514 12% 29,160 12% 28,867 12% 28,384 12% 28,136 12% 27,620 12% 680 - 699 21,835 8% 21,993 9% 21,908 9% 21,717 9% 21,554 9% 21,294 9% 21,221 9% 21,259 9% 660 - 679(1) 11,357 4% 11,351 4% 11,188 4% 11,057 4% 10,926 4% 10,842 4% 10,822 5% 10,805 5% 640 - 659 6,137 3% 6,166 2% 6,133 2% 6,114 2% 6,095 3% 6,115 3% 6,154 3% 6,188 3% 620 - 639 2,504 1% 2,548 1% 2,576 1% 2,604 1% 2,630 1% 2,663 1% 2,725 1% 2,774 1% <620 630 - % 649 - % 672 - % 692 - % 710 - % 733 - % 764 - % 801 - % Total Primary $262,937 100% $262,014 100% $257,816 100% $252,516 100% $248,262 100% $241,813 100% $237,563 100% $231,853 100 % Weighted Avg FICO 744 744 744 744 743 743 743 742 Loan-To-Value Ratio 95.01% and above $44,955 17% $44,071 17% $42,459 16% $40,776 16% $39,509 16% $38,099 16% $37,636 16% $36,867 16% 90.01% to 95.00% 109,227 41% 109,019 42% 107,448 42% 105,336 42% 103,618 42% 101,164 42% 99,303 41% 96,419 42% 85.01% to 90.00% 77,887 30% 77,121 29% 75,521 29% 73,756 29% 72,132 29% 69,803 29% 67,866 29% 66,226 28% 85.00% and below 30,868 12% 31,803 12% 32,388 13% 32,648 13% 33,003 13% 32,747 13% 32,758 14% 32,341 14 % Total Primary $262,937 100% $262,014 100% $257,816 100% $252,516 100% $248,262 100% $241,813 100% $237,563 100% $231,853 100 % Weighted Avg LTV 93% 93% 93% 93% 93% 93% 93% 93 % Debt-To-Income Ratio 45.01% and above $53,440 20% $51,810 20% $48,990 19% $46,049 18% $43,831 18% $40,846 17% $38,763 16% $36,428 16% 38.01% to 45.00% 93,871 36% 93,228 35% 91,671 36% 89,768 36% 87,816 35% 85,226 35% 83,194 35% 80,741 35% 38.00% and below 115,626 44% 116,976 45% 117,155 45% 116,699 46% 116,615 47% 115,741 48% 115,606 49% 114,684 49 % Total Primary $262,937 100% $262,014 100% $257,816 100% $252,516 100% $248,262 100% $241,813 100% $237,563 100% $231,853 100 % Weighted Avg DTI 38% 38% 38% 38% 37% 37% 37% 37 % Primary persistency rate 86% 84% 84% 85% 86% 82% 80% 76 % Avg loan size (thousands) $270 $268 $265 $262 $259 $255 $251 $246 (1)Loans with unknown FICO scores are included in the 660-679 category. 4Q4Q Direct Insurance In-Force (IIF) Metrics Excludes run-off business, which is immaterial to our results (amounts in millions) 1Q2Q 2022 3Q 2023 1Q2Q3Q Page 7

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2023 Total Direct RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF Product Primary $67,529 100% $67,056 100% $65,714 100% $64,106 100% $62,791 100% $61,124 100% $59,911 100% $58,295 100 % Pool 69 - % 70 - % 73 - % 76 - % 79 - % 84 - % 89 - % 97 - % Total $67,598 100% $67,126 100% $65,787 100% $64,182 100% $62,870 100% $61,208 100% $60,000 100% $58,392 100 % Primary Only Origination Purchase $60,497 90% $59,640 89% $57,891 88% $55,870 87% $54,165 86% $52,134 85% $50,449 84% $48,326 83 % Refinance 7,032 10% 7,416 11% 7,823 12% 8,236 13% 8,626 14% 8,990 15% 9,462 16% 9,969 17 % Total Primary $67,529 100% $67,056 100% $65,714 100% $64,106 100% $62,791 100% $61,124 100% $59,911 100% $58,295 100 % Payment Type Monthly $61,083 90% $60,498 90% $59,018 90% $57,289 89% $55,879 89% $54,247 89% $52,896 88% $51,153 88 % Single 5,957 9% 6,050 9% 6,175 9% 6,284 10% 6,370 10% 6,324 10% 6,449 11% 6,561 11 % Other(1) 489 1% 508 1% 521 1% 533 1% 542 1% 553 1% 566 1% 581 1 % Total Primary $67,529 100% $67,056 100% $65,714 100% $64,106 100% $62,791 100% $61,124 100% $59,911 100% $58,295 100 % Book Year 2008 and prior $1,449 2% $1,510 2% $1,581 2% $1,643 3% $1,699 3% $1,764 3% $1,867 3% $1,991 3% 2009-2015 881 1% 1,004 2% 1,138 2% 1,238 2% 1,341 2% 1,449 2% 1,630 3% 1,846 3% 2016 1,248 2% 1,327 2% 1,418 2% 1,538 2% 1,681 3% 1,805 3% 1,964 3% 2,147 4% 2017 1,403 2% 1,471 2% 1,549 2% 1,632 3% 1,708 3% 1,792 3% 1,922 3% 2,094 4% 2018 1,476 2% 1,535 2% 1,601 3% 1,672 3% 1,736 3% 1,806 3% 1,922 3% 2,092 4% 2019 3,544 5% 3,676 5% 3,831 6% 3,989 6% 4,143 7% 4,313 7% 4,575 8% 4,935 8% 2020 11,697 17% 12,228 18% 12,827 20% 13,484 21% 14,158 22% 14,891 25% 15,763 26% 16,606 28% 2021 17,846 27% 18,524 28% 19,245 29% 19,917 31% 20,418 32% 20,848 34% 21,384 36% 21,959 38% 2022 14,907 22% 15,129 23% 15,392 23% 15,647 24% 15,907 25% 12,456 20% 8,884 15% 4,625 8% 2023 13,078 20% 10,652 16% 7,132 11% 3,346 5% 0 - % 0 - % 0 - % 0 - % Total Primary $67,529 100% $67,056 100% $65,714 100% $64,106 100% $62,791 100% $61,124 100% $59,911 100% $58,295 100% (1)Includes loans with annual and split payment types. Direct Risk In-Force (RIF) Metrics Excludes run-off business, which is immaterial to our results (amounts in millions) 1Q2Q4Q 3Q 2022 4Q 2023 1Q2Q3Q Page 8

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2023 RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF FICO Scores Over 760 $28,363 42% $28,014 42% $27,305 42% $26,480 41% $25,807 41% $24,965 41% $24,252 40% $23,326 40% 740 - 759 11,096 17% 11,009 17% 10,749 16% 10,418 16% 10,154 16% 9,808 16% 9,559 16% 9,267 16% 720 - 739 9,621 14% 9,553 14% 9,368 14% 9,126 14% 8,931 14% 8,656 14% 8,484 14% 8,224 14% 700 - 719 7,623 11% 7,615 12% 7,516 12% 7,406 12% 7,317 12% 7,200 12% 7,129 12% 6,974 12% 680 - 699 5,557 8% 5,582 8% 5,543 9% 5,481 9% 5,428 9% 5,356 9% 5,329 9% 5,334 9% 660 - 679(1) 2,908 4% 2,901 4% 2,850 4% 2,809 4% 2,767 5% 2,739 4% 2,728 5% 2,715 5% 640 - 659 1,565 3% 1,569 2% 1,558 2% 1,549 3% 1,540 2% 1,541 3% 1,547 3% 1,550 3% 620 - 639 635 1% 647 1% 653 1% 660 1% 665 1% 672 1% 687 1% 699 1% <620 161 - % 166 - % 172 - % 177 - % 182 - % 187 - % 196 - % 206 - % Total Primary $67,529 100% $67,056 100% $65,714 100% $64,106 100% $62,791 100% $61,124 100% $59,911 100% $58,295 100 % Loan-To-Value Ratio 95.01% and above $12,878 19% $12,595 19% $12,086 18% $11,545 18% $11,136 18% $10,809 18% $10,647 18% $10,379 18% 90.01% to 95.00% 31,781 47% 31,696 47% 31,220 48% 30,589 48% 30,079 48% 29,379 48% 28,838 48% 27,987 48% 85.01% to 90.00% 19,163 28% 18,945 28% 18,518 28% 18,054 28% 17,621 28% 17,019 28% 16,517 27% 16,082 27% 85.00% and below 3,707 6% 3,820 6% 3,890 6% 3,918 6% 3,955 6% 3,917 6% 3,909 7% 3,847 7 % Total Primary $67,529 100% $67,056 100% $65,714 100% $64,106 100% $62,791 100% $61,124 100% $59,911 100% $58,295 100 % Debt-To-Income Ratio 45.01% and above $13,830 20% $13,369 20% $12,589 19% $11,782 18% $11,176 18% $10,393 17% $9,843 16% $9,227 16% 38.01% to 45.00% 24,072 36% 23,846 36% 23,378 36% 22,830 36% 22,268 35% 21,603 35% 21,058 35% 20,392 35% 38.00% and below 29,627 44% 29,841 44% 29,747 45% 29,494 46% 29,347 47% 29,128 48% 29,010 49% 28,676 49 % Total Primary $67,529 100% $67,056 100% $65,714 100% $64,106 100% $62,791 100% $61,124 100% $59,911 100% $58,295 100% (1)Includes loans with annual and split payment types. 4Q Direct Risk In-Force (RIF) Metrics Excludes run-off business, which is immaterial to our results (amounts in millions) 1Q2Q 2022 3Q4Q 2023 1Q2Q3Q Page 9

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2023

Delinquency Metrics
Primary metrics exclude run-off business, which is immaterial to our results
(dollar amounts in thousands)

	2023				2022			
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Average Paid Claim [1]	$42.9	$46.8	$46.6	$46.9	$48.7	$42.2	$50.1	$51.6
Reserves:								
Direct primary case[2]	$476,709	$459,916	$451,506	$462,287	$479,343	$476,063	$525,948	$590,508
All other[2]	41,482	41,177	38,697	39,140	39,665	34,174	32,946	34,771
Total Reserves	**$518,191**	**$501,093**	**$490,203**	**$501,427**	**$519,008**	**$510,237**	**$558,894**	**$625,279**
Beginning Number of Primary Delinquencies	19,241	18,065	18,633	19,943	18,856	19,513	22,571	24,820
New delinquencies	11,706	11,107	9,205	9,599	10,304	9,121	7,847	8,724
Delinquency cures	(10,317)	(9,778)	(9,609)	(10,771)	(9,024)	(9,588)	(10,806)	(10,860)
Paid claims	(186)	(147)	(156)	(126)	(190)	(187)	(90)	(107)
Rescissions and claim denials	(12)	(6)	(8)	(12)	(3)	(3)	(9)	(6)
Ending Number of Primary Delinquencies	20,432	19,241	18,065	18,633	19,943	18,856	19,513	22,571
Primary delinquency rate	2.10 %	1.97 %	1.86 %	1.93 %	2.08 %	1.99 %	2.06 %	2.40 %
Average Reserve Per Primary Delinquency [3]	$23.3	$23.9	$25.0	$24.8	$24.0	$25.2	$27.0	$26.2
Beginning Direct Primary Case Reserves	$459,916	$451,506	$462,287	$479,343	$476,063	$525,948	$590,508	$606,102
Paid claims	(6,919)	(5,691)	(5,832)	(4,915)	(7,566)	(6,130)	(3,274)	(4,221)
Change in reserves	23,712	14,101	(4,949)	(12,141)	10,846	(43,755)	(61,286)	(11,373)
Ending Direct Primary Case Reserves	**$476,709**	**$459,916**	**$451,506**	**$462,287**	**$479,343**	**$476,063**	**$525,948**	**$590,508**
Incurred Losses[4]								
Current quarter delinquencies[5]	$76,859	$71,524	$58,414	$57,963	$58,717	$38,696	$34,654	$39,220
Development of current quarter delinquencies[6]	0	0	0	0	0	0	0	0
Prior period development and other [7]	(52,487)	(53,677)	(62,484)	(68,947)	(40,620)	(79,005)	(96,217)	(49,666)
Total Incurred Losses	**$24,372**	**$17,847**	**($4,070)**	**($10,984)**	**$18,097**	**($40,309)**	**($61,563)**	**($10,446)**
Primary Policies in Force (count)	**974,516**	**977,832**	**973,280**	**965,544**	**960,306**	**949,052**	**946,891**	**941,689**

(1) Average paid claims in the fourth quarter of 2023 and the fourth and third quarters of 2022 include payments in relation to agreements on non-performing loans.
(2) Direct primary case excludes loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves. Other includes LAE, IBNR, pool, reinsurance and run-off reserves.
(3) Direct primary case reserves divided by primary delinquency count.
(4) Provides additional breakdown of incurred losses, which includes the impact of new delinquencies within each quarterly period reported. We believe providing loss information in this manner allows transparency and consistency for investors to understand performance.
(5) Defaulted loans with most recent delinquency notice in the quarter indicated.
(6) Development of current quarter delinquencies within the current quarter. This includes reserve impact from current period delinquencies that cure in the period and reserve development from the date of delinquency to quarter end.
(7) Includes LAE, IBNR, pool, reinsurance and run-off reserves.

Page 10

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2023 Percentage Reserved by Payment Status Delinquencies Case Reserves Risk In- Force Reserves as % of RIF 3 payments or less in default 10,166 $88 $629 14% 4 - 11 payments in default 6,934 205 469 44% 12 payments or more in default 3,332 184 200 92 % Total 20,432 $477 $1,298 37 % Percentage Reserved by Payment Status Delinquencies Case Reserves Risk In- Force Reserves as % of RIF 3 payments or less in default 8,920 $69 $509 14% 4 - 11 payments in default 6,466 166 390 43% 12 payments or more in default 4,557 244 248 98 % Total 19,943 $479 $1,147 42 % December 31, 2022 Missed Payment Status Tables - Direct Primary Excludes run-off business, which is immaterial to our results (dollar amounts in millions) December 31, 2023 Page 11

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2023

Delinquency Performance - Direct Primary
Excludes run-off business, which is immaterial to our results

December 31, 2023

Top 10 States	% RIF	% Case Reserves [1]	Delq Rate
California	13%	12%	2.22%
Texas	8%	8%	2.22%
Florida [3]	8%	9%	2.39%
New York [3]	5%	12%	3.05%
Illinois [3]	4%	6%	2.61%
Arizona	4%	3%	1.93%
Michigan	4%	3%	1.94%
Georgia	3%	3%	2.23%
North Carolina	3%	2%	1.56%
Washington	3%	2%	1.77%
All Other States [4]	45%	40%	1.93%
Total	**100%**	**100%**	**2.10%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves [1]	Delq Rate
Phoenix, AZ MSA	3%	2%	2.01%
Chicago-Naperville, IL MD	3%	4%	2.88%
Atlanta, GA MSA	3%	3%	2.40%
New York, NY MD	2%	7%	3.60%
Washington-Arlington, DC MD	2%	2%	2.01%
Houston, TX MSA	2%	3%	2.67%
Los Angeles-Long Beach, CA MD	2%	2%	2.39%
Dallas, TX MD	2%	2%	1.92%
Riverside-San Bernardino, CA MSA	2%	3%	2.83%
Denver-Aurora-Lakewood, CO MSA	2%	1%	1.12%
All Other MSAs/MDs	77%	71%	2.01%
Total	**100%**	**100%**	**2.10%**

Book Year RIF & Losses	% RIF	% Case Reserves [1]	Delq Rate	Cum Delq Rate [2]
2008 and prior	2%	18%	8.61%	5.56%
2009-2015	1%	4%	4.55%	0.63%
2016	2%	4%	3.20%	0.67%
2017	2%	5%	3.59%	0.87%
2018	2%	6%	4.42%	1.02%
2019	5%	8%	2.77%	0.85%
2020	17%	15%	1.70%	0.90%
2021	27%	21%	1.65%	1.29%
2022	22%	16%	1.57%	1.46%
2023	20%	3%	0.47%	0.46%
Total	**100%**	**100%**	**2.10%**	**4.19%**

December 31, 2022

Top 10 States	% RIF	% Case Reserves [1]	Delq Rate
California	12%	10%	2.09%
Texas	8%	7%	2.12%
Florida [3]	8%	8%	2.54%
New York [3]	5%	13%	2.95%
Illinois [3]	5%	6%	2.54%
Arizona	4%	2%	1.78%
Michigan	4%	3%	1.79%
North Carolina	3%	3%	1.59%
Georgia	3%	3%	2.23%
Washington	3%	3%	1.92%
All Other States [4]	45%	42%	1.94%
Total	**100%**	**100%**	**2.08%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves [1]	Delq Rate
Chicago-Naperville, IL Metro Division	3%	5%	2.84%
Phoenix, AZ MSA	3%	2%	1.83%
New York, NY Metro Division	3%	8%	3.75%
Atlanta, GA MSA	2%	3%	2.42%
Washington-Arlington, DC Metro Division	2%	2%	1.85%
Houston, TX MSA	2%	3%	2.60%
Riverside-San Bernardino CA MSA	2%	2%	2.89%
Los Angeles-Long Beach, CA Metro Division	2%	2%	2.18%
Dallas, TX Metro Division	2%	1%	1.86%
Denver-Aurora-Lakewood, CO MSA	2%	1%	1.12%
All Other MSAs	77%	71%	2.00%
Total	**100%**	**100%**	**2.08%**

Book Year RIF & Losses	% RIF	% Case Reserves [1]	Delq Rate	Cum Delq Rate [2]
2008 and prior	3%	26%	9.61%	5.57%
2009-2014	1%	4%	5.01%	0.69%
2015	1%	3%	3.61%	0.71%
2016	3%	6%	3.17%	0.81%
2017	3%	7%	3.78%	1.01%
2018	3%	9%	4.63%	1.18%
2019	7%	11%	2.71%	0.93%
2020	22%	17%	1.47%	0.92%
2021	32%	14%	1.20%	1.06%
2022	25%	3%	0.54%	0.52%
Total	**100%**	**100%**	**2.08%**	**4.26%**

[1] Direct primary case reserves exclude pool, loss adjustment expenses, incurred but not reported and reinsurance reserves.
[2] Calculated as the sum of the number of policies where claims were ever paid to date and number of policies for loans currently in default divided by policies ever in-force.
[3] Jurisdiction predominantly uses a judicial foreclosure process, which generally increases the amount of time it takes for a foreclosure to be completed.
[4] Includes the District of Columbia.

Page 12

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2023

Composition of Consolidated Investments at Fair Value
(amounts in thousands)

	December 31, 2023		September 30, 2023		June 30, 2023		March 31, 2023		December 31, 2022		September 30, 2022		June 30, 2022		March 31, 2022	
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Fixed Maturity Securities:																
U.S. treasuries	$195,129	4 %	$147,108	3 %	$110,538	2 %	$42,709	1 %	$44,769	1 %	$44,654	1 %	$49,668	1 %	$56,751	1 %
Municipals	438,214	8 %	407,538	8 %	426,528	9 %	431,778	9 %	419,856	9 %	432,229	9 %	469,509	10 %	508,391	10 %
Non-U.S. government	11,467	- %	11,123	- %	11,206	- %	9,493	- %	9,349	- %	9,252	- %	21,120	- %	21,529	- %
U.S. corporate	2,723,730	52 %	2,557,480	52 %	2,509,479	51 %	2,679,485	54 %	2,646,863	54 %	2,639,184	54 %	2,742,523	56 %	2,882,497	57 %
Non-U.S. corporate	689,663	13 %	655,284	13 %	640,050	13 %	630,502	13 %	652,844	13 %	647,063	14 %	618,710	13 %	629,795	12 %
Residential MBS	10,755	- %	10,233	- %	9,474	- %	10,344	- %	11,043	- %	11,743	- %	0	- %	0	- %
Other asset-backed	1,197,183	23 %	1,201,926	24 %	1,207,764	25 %	1,125,316	23 %	1,100,036	23 %	1,093,777	22 %	1,007,832	20 %	994,121	20 %
Total available-for-sale fixed maturity securities	**$5,266,141**	**100 %**	**$4,990,692**	**100 %**	**$4,915,039**	**100 %**	**$4,929,627**	**100 %**	**$4,884,760**	**100 %**	**$4,877,902**	**100 %**	**$4,909,362**	**100 %**	**$5,093,084**	**100 %**
Fixed Maturity Securities - Credit Quality																
NRSRO[(1)] Designation																
AAA	$546,251	10 %	$526,953	11 %	$625,921	13 %	$513,462	10 %	$492,318	10 %	$503,574	10 %	$441,105	9 %	$432,633	9 %
AA	1,047,379	20 %	970,649	19 %	821,456	17 %	779,674	16 %	761,883	16 %	771,698	16 %	798,828	16 %	839,185	16 %
A	1,721,779	33 %	1,645,093	33 %	1,633,133	33 %	1,684,218	34 %	1,666,409	34 %	1,699,803	35 %	1,686,644	34 %	1,736,936	34 %
BBB	1,851,592	35 %	1,742,018	35 %	1,741,647	35 %	1,856,810	38 %	1,862,634	38 %	1,790,168	37 %	1,855,984	38 %	1,936,838	38 %
BB & Lower	99,140	2 %	105,979	2 %	92,882	2 %	95,463	2 %	101,516	2 %	112,659	2 %	126,801	3 %	147,492	3 %
Total fixed maturity securities	**$5,266,141**	**100 %**	**$4,990,692**	**100 %**	**$4,915,039**	**100 %**	**$4,929,627**	**100 %**	**$4,884,760**	**100 %**	**$4,877,902**	**100 %**	**$4,909,362**	**100 %**	**$5,093,084**	**100 %**
Average duration	3.5		3.5		3.7		3.6		3.6		3.7		3.8		3.8	
Average book yield	3.6 %		3.5 %		3.4 %		3.2 %		3.1 %		3.0 %		2.8 %		2.7 %	

[(1)]Nationally Recognized Statistical Rating Organizations.

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Enact Holdings, Inc. Financial Supplement Fourth Quarter 2023

Third Party Ceded Reinsurance Transaction Summary
(amounts in millions)

	Insurance Linked Notes				Reinsurance - Quota Share [1]
	2021-1 ILN	2021-2 ILN	2021-3 ILN	2023-1 ILN	2023-1 QSR
	1/14-12/18, 4Q'19	*9/20-12/20*	*1/21-6/21*	*7/22-6/23*	*Full Year 2023*
At Closing					
Initial Risk In-Force	$14,142	$8,384	$12,141	$7,288	$11,991
Initial Reinsurance Amount / Ceded RIF [2]	$495	$303	$372	$248	$1,934
Initial First Loss Retention Layer	$212	$189	$304	$244	n/a
Initial Attachment % [3]	1.50%	2.25%	2.50%	3.35%	n/a
Initial Detachment % [3]	5.00%	7.00%	6.75%	6.75%	n/a
% Of Covered Loss Tier Reinsured	100.00%	76.00%	72.00%	100.00%	16.13%
Commencement Date	03/02/21	04/16/21	09/02/21	11/15/23	04/01/23
Termination Date	08/25/33	10/25/33	02/25/34	11/25/33	04/01/34
Optional Call Date	02/25/26	04/25/28	08/25/28	11/27/28	12/31/26
Clean-Up Call	10.0%	10.0%	10.0%	10.0%	n/a
As of December 31, 2023					
Current Risk In-Force [4]	$4,187	$5,038	$8,517	$7,179	$11,991
Current Reinsured Amount / Ceded RIF [2]	$66	$178	$257	$248	$1,934
PMIERs Required Asset Credit [5]	$62	$123	$210	$234	$130
Current Attachment % [3]	5.04%	3.73%	3.55%	3.40%	n/a
Current Detachment % [3]	6.63%	8.38%	7.75%	6.85%	n/a
Enact Claims Paid	$1	$0	$1	$0	$0
Incurred Losses Ever To Date [6]	$24	$30	$45	$11	$12
Remaining First Loss Retention Layer	$211	$188	$303	$244	n/a
Reinsurer Claims Paid	$0	$0	$0	$0	$0

	Reinsurance - Excess of Loss [1]							
	2020 XOL	2021 XOL	2022-1 XOL	2022-2 XOL	2022-3 XOL	2022-4 XOL	2022-5 XOL	2023-1 XOL
	Full Year 2020	*Full Year 2021*	*Full Year 2022*	*Full Year 2022*	*7/21-12/21*	*7/21-12/21*	*1/22-6/22*	*Full Year 2023*
At Closing								
Initial Risk In-Force	$23,047	$22,373	$15,400	$15,400	$10,550	$10,550	$8,547	$11,991
Initial Reinsurance Amount / Ceded RIF [2]	$168	$206	$196	$25	$289	$36	$201	$180
Initial First Loss Retention Layer	$691	$671	$462	$385	$317	$264	$256	$360
Initial Attachment % [3]	3.00%	3.00%	3.00%	2.50%	3.00%	2.50%	3.00%	3.00%
Initial Detachment % [3]	7.00%	7.00%	6.99%	3.00%	7.00%	3.00%	7.00%	6.25%
% Of Covered Loss Tier Reinsured	18.25%	23.00%	31.92%	31.92%	68.45%	68.45%	58.80%	46.15%
Commencement Date	01/01/20	01/01/21	01/01/22	01/01/22	03/01/22	03/01/22	09/01/22	01/01/23
Termination Date	12/31/30	12/31/31	12/31/32	12/31/32	12/31/31	12/31/31	12/31/32	12/31/33
Optional Call Date	06/30/27	06/30/28	12/31/29	12/31/29	12/31/28	12/31/28	01/01/30	12/31/30
Clean-Up Call	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%
As of December 31, 2023								
Current Risk In-Force [4]	$11,619	$17,688	$14,438	$14,438	$8,885	$8,885	$7,767	$11,991
Current Reinsured Amount / Ceded RIF [2]	$20	$136	$196	$25	$223	$36	$193	$164
PMIERs Required Asset Credit [5]	$19	$130	$188	$24	$215	$35	$186	$158
Current Attachment % [3]	5.93%	3.79%	3.19%	2.66%	3.56%	2.96%	3.29%	3.00%
Current Detachment % [3]	6.87%	7.12%	7.44%	3.19%	7.23%	3.56%	7.52%	6.25%
Enact Claims Paid	$2	$2	$1	$1	$1	$1	$1	$0
Incurred Losses Ever To Date [6]	$72	$103	$78	$78	$53	$53	$46	$12
Remaining First Loss Retention Layer	$689	$670	$461	$384	$316	$263	$256	$360
Reinsurer Claims Paid	$0	$0	$0	$0	$0	$0	$0	$0

(1) Excess of loss (XOL) and quota share (QSR) transactions are with panels of U.S. and global reinsurers.
(2) The initial reinsurance amount for insurance linked notes and excess of loss reinsurance reflects the total loss coverage; Ceded RIF reflects the RIF associated with quota share reinsurance which is subject to annual and life loss ratio limits.
(3) Attachment % and detachment % are the aggregate loss amounts as a percentage of risk in force at which the reinsurer begins and stops paying claims under the policy.
(4) The total primary risk in force is $67.5B and the total current risk in force covered by a CRT is $60.7B.
(5) Current PMIERs required asset credit considers the counterparty credit haircut.
(6) Incurred losses ever to date shown does not include IBNR or loss adjustment expenses.
Definitions: CRT = Credit Risk Transfer; RIF = Risk In Force; XOL = Excess Of Loss; ILN = Insurance Linked Note

Page 14

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2023

Capital & PMIERs
(dollar amounts in millions)

	2023				2022			
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
COMBINED STAT:								
Statutory policyholders' surplus	$1,085	$1,134	$1,088	$1,193	$1,136	$1,348	$1,277	$1,442
Contingency reserves	3,960	3,923	3,800	3,679	3,551	3,424	3,297	3,168
Combined statutory capital	**$5,045**	**$5,057**	**$4,888**	**$4,872**	**$4,687**	**$4,772**	**$4,574**	**$4,610**
Adjusted RIF[(1)]	$58,277	$58,622	$57,671	$61,546	$60,061	$58,542	$57,407	$55,512
Combined risk-to-capital ratio ("RTC")	11.6	11.6	11.8	12.6	12.8	12.3	12.6	12.0
EMICO[(2)] STAT:								
Statutory policyholders' surplus	$1,026	$1,076	$1,030	$1,141	$1,084	$1,296	$1,226	$1,390
Contingency reserves	3,953	3,917	3,795	3,675	3,548	3,422	3,294	3,167
EMICO statutory capital	**$4,979**	**$4,993**	**$4,825**	**$4,816**	**$4,632**	**$4,718**	**$4,520**	**$4,557**
Adjusted RIF[(1)]	$57,788	$58,150	$57,222	$61,123	$59,663	$58,233	$57,169	$55,321
EMICO risk-to-capital ratio	11.6	11.6	11.9	12.7	12.9	12.3	12.6	12.1
PMIERs Available Assets[(3)]	**$5,006**	**$5,268**	**$5,093**	**$5,357**	**$5,206**	**$5,292**	**$5,147**	**$5,222**
PMIERs Minimum Required Assets	**($3,119)**	**($3,251)**	**($3,135)**	**($3,259)**	**($3,156)**	**($3,043)**	**($3,100)**	**($2,961)**
Available Assets Above PMIERs Requirements[(3)]	**$1,887**	**$2,017**	**$1,958**	**$2,098**	**$2,050**	**$2,249**	**$2,047**	**$2,261**
PMIERs Sufficiency Ratio[(3)]	**161 %**	**162 %**	**162 %**	**164 %**	**165 %**	**174 %**	**166 %**	**176 %**

(1) Adjusted RIF for purposes of calculating statutory RTC differs from RIF presented elsewhere in this financial supplement. In accordance with North Carolina Department of Insurance requirements, adjusted RIF excludes delinquent policies.

(2) Enact Mortgage Insurance Corporation (EMICO), the company's principal U.S. mortgage insurance subsidiary.

(3) The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing. The PMIERs sufficiency ratios for the four quarters of 2022 do not take into consideration the impact of restrictions previously imposed by the government-sponsored enterprises on EMICO.

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